CONTACTS:
Investors
Laura Rossi
InvestorRelations@amerantbank.com
(305) 460-8728

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Alexis Dominguez
MediaRelations@amerantbank.com

AMERANT BANCORP INC. ANNOUNCES
DIVIDEND AND NEW SHARE REPURCHASE PROGRAM

CORAL GABLES, FLORIDA, January 22, 2026. Amerant Bancorp Inc. (NYSE: AMTB) (the “Company” or “Amerant”) today announced that its Board of Directors (the “Board”) declared a cash dividend of $0.09 per share of Amerant common stock. The dividend is payable on February 27, 2026, to shareholders of record at the close of business on February 13, 2026.

The Board also authorized a new share repurchase program (the “2026 Repurchase Program”), pursuant to which the Company may purchase, from time to time, up to an aggregate amount of $40 million of its shares of Class A common stock. The 2026 Repurchase Program will be effective until December 31, 2026.

Carlos Iafigliola, Interim CEO, stated, “We are pleased to announce that our Board has authorized this new share repurchase program. Given the current price level of our common stock, we believe that buying back shares represents an attractive investment and an efficient use of capital. This program is an important component of our capital management strategy and reinforces our commitment to creating long-term shareholder value. We expect to execute repurchases opportunistically while maintaining the flexibility needed to support sustainable future growth.”

Repurchases under the 2026 Repurchase Program may be made in the open market, by block purchase, in privately negotiated transactions or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Repurchases of the Company’s shares of Class A common stock (and the timing thereof) will depend upon market conditions, regulatory requirements, other corporate liquidity requirements and priorities and other factors as may be considered in the Company’s sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The 2026 Repurchase Program does not obligate the Company to repurchase any particular amount of Class A common stock and may be suspended or discontinued at any time without notice.

About Amerant Bancorp Inc. (NYSE: AMTB)

Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiary, Amerant Investments, Inc. The Company provides individuals and businesses with deposit, credit and wealth management services. The Bank, which has operated for over 45 years, is headquartered in Florida and operates 23 banking centers – 21 in South Florida and 2 in Tampa, FL. For more information, visit investor.amerantbank.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. Examples of forward-looking statements include but are not limited to: statements regarding expectations, plans or objectives relating to our capital management strategy and our 2026 Repurchase Program. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2024 filed on March 5, 2025 (“the 2024 Form 10-K”), and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.
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